SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 16, 2016

REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP - II (Exact name of registrant as specified in its charter)

Delaware	0-11909	16-1212761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2350 North Forest Road, Getzville, New York	14068
(Address of principal executive offices)	(Zip Code)

       (716) 636-9090
(Registrant's telephone number, including area code)

____________________________________
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Since completion of the sale by Realmark Property Investors Limited Partnership – II (the "Partnership") of its remaining real property known as Executive Office Park situated in East Lansing, Michigan, the Partnership has continued with the process of winding up its affairs as part of the dissolution of the Partnership (the "Dissolution"). In connection with the winding up of the Partnership, on or around December 16, 2016, the Partnership expects to begin making liquidating distribution to the holders of the limited partnership units in the Partnership in the aggregate amount of $1,497,852 or $150.21 per limited partnership unit. Thereafter, as part of completion of the Dissolution, Partnership expects shortly to (i) file a certificate of cancellation for the Partnership with the Secretary of State of the State of Delaware to cancel the Partnership and (ii) file a Form 15 with the Securities and Exchange Commission (the "SEC") to terminate the registration of the limited partnership units in the Partnership under the Securities Exchange Act of 1934, as amended.

Forward Looking Statements:
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Partnership's current expectations as to future results or events, including the timing for the liquidating distributions to be made to the holders of the limited partnership units in the Partnership. Words such as "expects", "believes", "forecasts", "intends", "possible", "anticipates" or "plans" and similar expressions are intended to identify forward-looking statements. Such statements are based on the Partnership's current expectations, forecasts and assumptions, but such statements involve risks and uncertainties that could cause actual outcomes and results to differ materially. For a list and description of such risks and uncertainties, see the reports filed by the Partnership with the SEC, including the Partnership's most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date of the filing of this Current Report on Form 8-K. Except as required by applicable law, the Partnership disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2016	REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP – II

By: Realmark Properties, Inc., its Corporate General Partner

By: /s/ Matthew P. Iak
Name: Matthew P. Iak
Title: President